UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: November 6, 2008

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC

 (Exact name of registrant as specified in its charter)

Nevada	0-50002	52-2175896
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1101, 11/F Shanghai Industrial Development Building 48-62 Hennessy Road Wanchai, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: 852-3104-9012

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On November 6, 2008, the Registrant advised the firm of Child, Van Wagoner & Bradshaw, PLLC, (“Child Van Wagoner”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2008.   The decision to dismiss Child Van Wagoner was recommended and approved by the Registrant’s Board of Directors.

Except as noted in the paragraph immediately below, the reports of Child Van Wagoner for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of Child Van Wagoner on our financial statements for the fiscal years ended December 31, 2007 and 2006 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had incurred substantial recurring losses to date.

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Child Van Wagoner, there have been no disagreements with Child Van Wagoner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Child Van Wagoner would have caused them to make reference thereto in their report on the financial statements for such periods.

On November 6, 2008, the Registrant provided a draft copy of this report on Form 8-K to Child, Van Wagoner, requesting their comments on the information contained therein.   The responsive letter from Child Van Wagoner is herewith filed as an exhibit to this current report on Form 8K.

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(a)(2)

On November 6, 2008, the Registrant engaged the firm of  Zhong Yi (Hong Kong) C.P.A. Co. Ltd  (“Zhong Yi”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2008.

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim period prior to the engagement of Zhong Yi, neither the Registrant nor anyone on its behalf consulted with Zhong Yi regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Zhong Yi was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Zhong Yi prior to its filing, in order to provide Zhong Yi with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification  of the Registrant’s expression of its views, or the respects in which Zhong Yi does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Zhong Yi.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Child, Van Wagoner, & Bradshaw, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Digital Network Alliance International, Inc. (Registrant)

Date: November 7, 2008	/s/ Chan Chi Fai, Chief Executive Officer